Statements of Changes in Net Assets Available for Benefits - EBP 001 - USD ($)	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
Investment activities:
Net appreciation in fair value of investments	$ 27,716,252	$ 22,154,194
Interest and dividends	4,406,995	3,806,512
Investment income	32,123,247	25,960,706
Contributions:
Participant	7,999,125	7,738,711
Rollovers	1,012,650	1,872,290
Employer	3,615,141	3,364,047
Total contributions	12,626,916	12,975,048
Interest income on notes receivable from participants	148,983	132,720
Total additions	44,899,146	39,068,474
Deductions:
Benefits paid to participants	(15,412,485)	(18,544,036)
Administrative expenses	(55,212)	(56,881)
Total deductions	(15,467,697)	(18,600,917)
Net increase	29,431,449	20,467,557
Transfer in to Plan	0	10,628,408
Net assets available for benefits:
Beginning of Year	237,229,875	206,133,910
End of Year	$ 266,661,324	$ 237,229,875